                                                                    EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Zany Brainy, Inc.                                Case No. 01-1749
      -----------------                                         -------

     Reporting Period: Fiscal February, 2002 (February 3, 2002 to March 2, 2002)


                           MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.


                                                                                            Document   Explanation
REQUIRED DOCUMENTS                                                            Form No.      Attached    Attached
Schedule of Cash Receipts and Disbursements                                 MOR-1              Yes         No
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)      Yes         No
     Copies of bank statements                                                                 Yes         No
     Cash disbursements journals                                                               Yes         No
Statement of Operations                                                     MOR-2              Yes         No
Balance Sheet                                                               MOR-3              Yes         No
Status of Postpetition Taxes                                                MOR-4              Yes         No
    Copies of IRS Form 6123 or payment receipt                                                 No          No
    Copies of tax returns filed during reporting period                                        No          No
Summary of Unpaid Postpetition Debts                                        MOR-4              Yes         No
    Listing of aged accounts payable                                                           Yes         No
Accounts Receivable Reconciliation and Aging                                MOR-5              Yes         No
Debtor Questionnaire                                                        MOR-5              Yes         No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                            Date


_______________________________________
Signature of Joint Debtor                      Date


_______________________________________
Signature of Authorized Individual*            Date


John Reilly                                President
-----------                                ---------
Printed Name of Authorized Individual      Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                      (9/99)

                                                             BANK ACCOUNTS                                        CURRENT MONTH
                               OPER.           PAYROLL     TAX      OTHER (1)     OTHER (2)     OTHER (3)     ACTUAL      PROJECTED
CASH BEGINNING OF MONTH           $2,670.5                                                                   $2,670.5

RECEIPTS
CASH SALES                                                                                                          -
ACCOUNTS RECEIVABLE                                                                                                 -
LOANS AND ADVANCES                                                                                                  -
SALE OF ASSETS                                                                                                      -
Tax Refunds                       $   34.2                                                                         34
From ZB Co, Inc                   $2,700.0                                                                      2,700

    TOTAL RECEIPTS                $2,734.2     $     -     $ -      $       -     $       -     $       -    $  2,734

DISBURSEMENTS
NET PAYROLL                       $    3.3                                                                          3
PAYROLL TAXES                     $    4.3                                                                          4
SALES, USE, & OTHER TAXES         $   49.9                                                                         50
INVENTORY PURCHASES                                                                                                 -
SECURED/ RENTAL/ LEASES                                                                                             -
INSURANCE                                                                                                           -
ADMINISTRATIVE                    $   11.8                                                                         12
Bankruptcy Services                                                                                                 -
ZB Co., Inc                                                                                                         -
                                                                                                                    -
OWNER DRAW *                                                                                                        -
TRANSFERS (TO DIP ACCTS)                                                                                            -
TRANSFERS TO TRUST ACCT                                                                                             -
PROFESSIONAL FEES                 $  373.8                                                                        374
U.S. TRUSTEE QUARTERLY FEES                                                                                         -
COURT COSTS                                                                                                         -
TOTAL DISBURSEMENTS               $  443.1     $     -     $ -      $       -     $       -     $       -         443

NET CASH FLOW                     $2,291.1     $     -     $ -      $       -     $       -     $       -    $  2,291
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH               $4,961.6     $     -     $ -      $       -     $       -     $       -    $4,961.6

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN) TOTAL DISBURSEMENTS
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                             BANK RECONCILIATIONS

                         Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                            Operating              Payroll               Tax               Other
                                       #                    #                   #                  #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                       Date      Amount      Date     Amount      Date     Amount     Date     Amount



CHECKS OUTSTANDING                        Ck. #     Amount      Ck. #    Amount      Ck. #    Amount     Ck. #    Amount


OTHER

                                                               FORM MOR-1(CON'T)
                                                                 (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      -----------------                                                 -------
                         Debtor

                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                            STATEMENT OF OPERATIONS

                              (Income Statement)
                                    (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                               Cumulative
REVENUES                                                                           Month     Filing to Date
Gross Revenues                                                                     ($449.8)   $   88,056.9
Less: Returns and Allowances                                                   $       0.0       ($5,076.7)
                                                                               -----------    ------------
Net Revenue                                                                        ($449.8)   $   82,980.2
COST OF GOODS SOLD
Beginning Inventory                                                            $       0.0    $  105,333.3
Add: Purchases                                                                 $       0.0    $   52,360.7
Add: Cost of Labor                                                             $       0.0    $        0.0
Add: Other Costs (attach schedule)                                             $       0.0    $        0.0
Less: Ending Inventory                                                         $       0.0    $  104,755.7
                                                                               -----------    ------------
Cost of Goods Sold                                                             $       0.0    $   52,938.4
                                                                               -----------    ------------
Gross Profit                                                                       ($449.8)   $   30,041.8
OPERATING EXPENSES
Advertising                                                                    $       0.0    $    5,003.1
Auto and Truck Expense                                                         $       0.0    $        0.0
Bad Debts                                                                      $       0.0           ($1.1)
Contributions                                                                  $       0.0    $        0.0
Employee Benefits Programs                                                     $       0.0    $    1,961.1
Insider Compensation*                                                          $       8.5    $      265.7
Insurance & Insurance Consulting                                               $       0.0    $      350.5
Management Fees/Bonuses                                                        $       0.0    $       73.4
Office Expense                                                                 $       0.0    $       22.3
Pension & Profit-Sharing Plans                                                 $       0.0    $        0.0
Repairs and Maintenance                                                        $       0.0    $      905.4
Rent and Lease Expense                                                         $       0.0    $   13,515.8
Salaries/Commissions/Fees                                                      $       0.0    $   15,050.8
Supplies                                                                       $       0.4    $    1,046.5
Taxes - Payroll                                                                $       4.3    $    1,148.9
Taxes - Real Estate                                                            $       0.0    $    1,720.1
Taxes - Other                                                                  $       4.4    $      138.5
Travel and Entertainment                                                       $       0.1    $      477.6
Utilities                                                                      $       0.0    $    2,222.3
Other (attach schedule)                                                        $       0.0    $   19,972.6
                                                                               -----------    ------------
Total Operating Expenses Before Depreciation                                   $      17.7    $   63,873.5
Depreciation/Depletion/Amortization                                            $       0.0    $    4,833.0
                                                                               -----------    ------------
Net Profit (Loss) Before Other Income & Expenses                                   ($467.4)     ($38,664.7)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                 $       0.0    $        0.0
Interest Expense                                                               $       0.0    $    5,696.6
Other Expense (attach schedule)                                                $      11.3    $    3,603.1
                                                                               -----------    ------------
Net Profit (Loss) Before Reorganization Items                                      ($478.8)     ($47,964.4)
REORGANIZATION ITEMS
Professional Fees                                                              $       0.0    $    4,561.6
U. S. Trustee Quarterly Fees                                                   $       0.0    $       11.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)   $       0.0    $        0.0
Gain (Loss) from Sale of Equipment                                             $       0.0    $        0.0
Other Reorganization Expenses (attach schedule)                                $       0.0    $       12.5
                                                                               -----------    ------------
Total Reorganization Expenses                                                  $       0.0    $    4,585.4
Income Taxes                                                                   $       0.0    $        0.0
                                                                               -----------    ------------
Net Profit (Loss)                                                                  ($478.8)     ($52,549.8)
                                                                               ===========    ============

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2

                                                              (9/99)

In re Zany Brainy, Inc.                                     Case No.  01-1749
      ----------------
                        Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)


                 STATEMENT OF OPERATIONS - continuation sheet
                                    (000s)

                                                           Cumulative
BREAKDOWN OF "OTHER" CATEGORY        Month               Filing to Date

Other Costs

Accounting Fees                                 -        $          210.8
Armored Car Fees                                -                   153.6
Bank Service Charges                            -                   172.4
Budget Contingency                              -                     5.2
Company Meetings and Functions                  -                    41.0
Conferences & Conventions                       -                    26.4
Consulting Fees                                 -                    52.0
Credit Card Fees                                -                 1,163.1
Employee Relocation                             -                    24.6
Freight/Postage/Shipping                        -                 1,614.1
Inventory Fees                                  -                   119.7
Inventory Adjustments                           -                14,432.8
Legal Fees                                      -                    37.2
Miscellaneous                                   -                 1,567.8
Other                                           -                    65.6
Other Professional Fees                         -                    60.4
Payroll Processing Fees                         -                    79.2
Recruiting                                      -                    71.7
Temporary Services                              -                    86.9
Unicap Adjustment/Other                         -                   (92.5)
Training                                        -                     4.2
                                   ----------------      ----------------
                                              $0.00      $       19,896.1
                                   ================      ================
Other Operational Expenses
Bankruptcy Services                           $ 0.0      $           57.1
Stock Transfer Agent                          $ 0.0      $            1.4
Financial Reporting & Legal Notice
 Publication                                  $11.3      $           12.2
                                   ----------------      ----------------
                                              $11.3      $           70.7
                                   ================      ================
Other Income
None



Other Expenses
Royalty Expense                                 -        $        3,549.8
                                   ----------------      ----------------
                                                -        $        3,549.8
                                   ================      ================
Other Reorganization Expenses
                                   ----------------
                                   ----------------
                                                -
                                   ================



Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                             FORM MOR-2 (CON'T)
                                                             (9/99)

In re Zany Brainy, Inc.                                       Case No.  01-1749
      -----------------                                                 -------
                         Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)


                              BALANCE SHEET
                                   (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                 BOOK VALUE AT END OF          BOOK VALUE ON
                                        ASSETS                                 CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                              $               4,961.7    $                1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                       -                        407.0
Accounts Receivable (Net)                                                                           -                      2,117.0
Notes Receivable                                                                               2,900.0                          -
Inventories                                                                                    1,600.0                    98,650.4
Prepaid Expenses                                                                                    -                      3,885.0
Professional Retainers                                                                              -                           -
Other Current Assets (attach schedule)                                                         4,950.0                          -
                                                                               ----------------------     ------------------------
TOTAL CURRENT ASSETS                                                           $              14,411.7    $              106,735.4

PROPERTY AND EQUIPMENT

Real Property and Improvements                                                                      -                           -
Machinery and Equipment                                                                             -                     36,010.7
Furniture, Fixtures and Office Equipment                                                            -                     48,695.2
Leasehold Improvements                                                                              -                     38,014.0
Vehicles                                                                                            -
Less Accumulated Depreciation                                                                       -                    (60,291.0)
                                                                               ----------------------     ------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $                    -     $               62,428.9

OTHER ASSETS

Loans to Insiders*                                                                                  -                           -
Other Assets (attach schedule)                                                                      -                      1,391.0
                                                                               ----------------------     ------------------------
TOTAL OTHER ASSETS                                                             $                    -     $                1,391.0

TOTAL ASSETS                                                                   $              14,411.7    $              170,555.3
                                                                               =======================    ========================

                                                                               BOOK VALUE AT END OF            BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH           PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                    -                           -
Taxes Payable (refer to FORM MOR-4)                                                                 -                           -
Wages Payable                                                                                       -                           -
Notes Payable                                                                                       -                           -
Rent / Leases - Building/Equipment                                                                  -                           -
Secured Debt / Adequate Protection Payments                                                         -                           -
Professional Fees                                                                                292.3                          -
Amounts Due to Insiders*                                                                            -                           -
Other Postpetition Liabilities (attach schedule)                                                  32.7                          -
                                                                               ----------------------     ------------------------
TOTAL POSTPETITION LIABILITIES                                                 $                 325.0    $                     -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                                                        -                     46,404.0
Priority Debt                                                                                       -                        953.0
Unsecured Debt                                                                               246,249.7                   253,801.0
                                                                               ----------------------     ------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $             246,249.7    $              301,158.0

TOTAL LIABILITIES                                                              $             246,574.7    $              301,158.0

OWNER EQUITY

Capital Stock                                                                                    323.1                       323.0
Additional Paid-In Capital                                                                   145,336.3                   145,336.3
Partners' Capital Account                                                                           -                           -
Owner's Equity Account                                                                              -                           -
Retained Earnings - Pre-Petition                                                             (96,741.9)                 (101,365.0)
Retained Earnings - Postpetition                                                             (52,549.7)                         -
Adjustments to Owner Equity (attach schedule)                                               (228,530.8)                 (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                                -                           -
                                                                               ----------------------     ------------------------
NET OWNER EQUITY                                                               $            (232,163.0)   $             (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $              14,411.7    $              170,555.3
                                                                               =======================    ========================
                                                                                                                        FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                                          (9/99)
                                                                               $                   0.0

In re Zany Brainy, Inc.                                         Case No. 01-1749
      ----------------                                                   -------

                        Debtor

                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                      BALANCE SHEET - continuation sheet
                                    (000s)

                                                            BOOK VALUE AT END OF               BOOK VALUE ON
                                   ASSETS                  CURRENT REPORTING MONTH             PETITION DATE
Other Current Assets
None

Other Assets
1,100,000 shares RTST stock                              $               5,434.0          $              292.0
                                                                                                       1,099.0
                                                         -----------------------          --------------------

   Total Other Assets                                    $               5,434.0          $            1,391.0
                                                         =======================          ====================

                                                            BOOK VALUE AT END OF               BOOK VALUE ON
        LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH             PETITION DATE
Other Postpetition Liabilities
Accrued Sales tax                                        $                     -          $                  -
Accrued Restructuring                                                          -                             -
Accrued Hilco Financing Fees                                                   -                             -
Accrued A/P Expense                                                            -                             -
Due to ZB, Co Inc                                                           32.7                             -
Due to ZB, Co Inc - From Congress Bank                                         -                             -
Due to Children's Development, Inc.                                            -                             -
                                                                                          --------------------
                                                         $                  32.7          $                  -
                                                         =======================          ====================
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's        $             182,556.8          $          174,897.0
     Product, Inc and Children's Development, Inc.
Adjustment per The Right Start Transaction                              45,974.0

                                                         -----------------------          --------------------
                                                         $             228,530.8          $          174,897.0
                                                         =======================          ====================

Postpetition Contributions (Distributions) (Draws)
None



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      ----------------                                                  -------

                         Debtor
                                        Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                         STATUS OF POSTPETITION TAXES
                                    (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                  Beginning      Amount                                            Ending
                                                     Tax      Withheld or     Amount     Date       Check No.       Tax
                                                  Liability     Accrued        Paid      Paid        or EFT      Liability
Federal
Withholding                                     $       -   $        -    $       -                              $       -
FICA-Employee                                           -            -            -                                      -
FICA-Employer                                           -            -            -                                      -
Unemployment                                            -            -            -                                      -
Income                                                  -            -            -                                      -
Other:                                                  -            -            -                                      -
                                               ------------------------------------                              ---------
   Total Federal Taxes                          $       -   $        -    $       -                              $       -
State and Local
Withholding                                     $       -   $        -    $       -                              $       -
Sales                                                   -            -            -                                      -
Excise                                                  -            -            -                                      -
Unemployment                                            -            -            -                                      -
Real Property                                           -            -            -                                      -
Personal Property                                       -            -            -                                      -
Other: NJ Private Disability, NY State                  -            -            -                                      -
       -------------------------------
       Disability, and OPT.
       -------------------
   Total State and Local                        $       -   $        -    $       -                              $       -
                                               ------------------------------------                              ---------
Total Taxes                                     $       -   $        -    $       -                              $       -


                     SUMMARY OF UNPAID POSTPETITION DEBTS
                                   (in 000s)

Attach aged listing of accounts payable.

                                                                          Number of Days Past Due
                                                   Current      0-30          31-60      61-90         Over 90       Total
Accounts Payable                                 $       -    $      -     $       -    $     -      $     -       $     -
Wages Payable                                            -           -             -          -            -             -
Taxes Payable                                            -           -             -          -            -             -
Rent/Leases-Building                                     -           -             -          -            -             -
Rent/Leases-Equipment                                    -           -             -          -            -             -
Secured Debt/Adequate Protection Payments                -           -             -          -            -             -
Professional Fees                                        -           -             -          -            -             -
Amounts Due to Insiders*                                 -           -             -          -            -             -
Other: See listing at MOR 3                              -           -             -          -            -             -
Other:__________________________                         -           -             -          -            -             -
                                                --------------------------------------------------------------------------
Total Postpetition Debts                         $       -    $      -     $       -    $     -      $     -       $     -

Explain how and when the Debtor intends to pay any past-due postpetition debts.



*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                          (9/99)

In re Zany Brainy, Inc.                                        Case No. 01-1749
      ----------------                                                  -------
               Debtor

                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)


                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                   (in 000s)

A/R were purchased by The Right Start during the period

Accounts Receivable Reconciliation                                                         Amount
Total Accounts Receivable at the beginning of the reporting period                     $     5,600.0
+ Amounts billed during the period                                                                 -
- Amounts collected during the period                                                        2,700.0
                                                                                       -------------
Total Accounts Receivable at the end of the reporting period                           $     2,900.0
                                                                                       =============
Accounts Receivable Aging                                                                  Amount
0 - 30 days old                                                                        $           -
31 - 60 days old                                                                                   -
61 - 90 days old                                                                             2,900.0
91+ days old                                                                                       -
                                                                                       -------------
Total Accounts Receivable                                                                    2,900.0
Amount considered uncollectible (Bad Debt)                                                         -
                                                                                       -------------
Accounts Receivable (Net)                                                              $     2,900.0
                                                                                       =============

                             DEBTOR QUESTIONNAIRE

Must be completed each month                                                        Yes        No
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
   below.                                                                                        X
3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation below.                                                               X
4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                        X




                                                                      FORM MOR-5
                                                                          (9/99)

                           Zany Brainy, Inc., et al
                           Case # 01-1744 - #01-1749
                           Schedule of Disbursements
                                February, 2001

Checks
------

       Date            Check #          Amount              Payee
       ----            -------          ------              -----
     2/4/2002          1044          $     71.58      John Reilly
     2/4/2002          1045          $     19.92      Michael's Deli
     2/4/2002          1046          $108,272.80      Morgan Lewis
    2/14/2002          1047          $  3,450.00      State of Michigan
    2/14/2002          1048          $     37.20      John Reilly
    2/15/2002          1049          $  3,072.59      John Reilly
    2/15/2002          1050          $    200.00      John Reilly
    2/22/2002          1051          $    859.00      State of New Hampshire
    2/22/2002          1052          $     50.00      Delaware Sec of State
    2/22/2002          1053          $     50.00      Delaware Sec of State
    2/22/2002          1054          $192,679.24      Richards, Layton & Finger
    2/22/2002          1055          $ 11,109.42      Policano & Manzo
    2/22/2002          1056          $ 61,701.41      Traub Bonacquist & Fox
    2/28/2002          1057          $  2,777.01      Georgia Dept of Revenue
    2/28/2002          1058          $ 30,255.00      Commonwealth of PA
    2/28/2002          1059          $ 12,500.00      Commonwealth of PA
     3/1/2002          1060          $    366.03      John Reilly



Wire Transfers
--------------

       Date                           Amount                Payee
       ----                           ------                -----
     2/9/2002                      $ 11,328.57      Porte Advertising


                                --------------
Total All Disbursements            $438,799.77
                                ==============

                        UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELWARE

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------

                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                           MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                           Document     Explanation
REQUIRED DOCUMENTS                                                    Form No.             Attached      Attached
Schedule of Cash Receipts and Disbursements                           MOR-1                   No            No
  Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)           No            No
  Copies of bank statements                                                                   No            No
  Cash disbursements journals                                                                 No            No
Statement of Operations                                               MOR-2                   No            No
Balance Sheet                                                         MOR-3                   Yes           No
Status of Postpetition Taxes                                          MOR-4                   No            No
  Copies of IRS Form 6123 or payment receipt                                                  No            No
  Copies of tax returns filed during reporting period                                         No            No
Summary of Unpaid Postpetition Debts                                  MOR-4                   No            No
  Listing of aged accounts payable                                                            No            No
Accounts Receivable Reconciliation and Aging                          MOR-5                   No            No
Debtor Questionnaire                                                  MOR-5                   No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                               Date


_______________________________________
Signature of Joint Debtor                         Date


_______________________________________
Signature of Authorized Individual*               Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                           -------
                       Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                 Operating            Payroll               Tax               Other
                                          #                    #                   #                  #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                      SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                            Date     Amount     Date     Amount      Date    Amount     Date    Amount

               -----------------------------------------------------------------------------------------
                     In connection with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
               -----------------------------------------------------------------------------------------

CHECKS OUTSTANDING                             Ck. #    Amount     Ch. #    Amount      Ck. #   Amount     Ck. #   Amount

OTHER

                                                               FORM MOR-1(CON'T)
                                                                  (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                           -------
                    Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                           STATEMENT OF OPERATIONS

                              (Income Statement)
                                    (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                             Cumulative
REVENUES                                                                    Month          Filing to Date
Gross Revenues                                                              $        -      $     3,227.1
Less: Returns and Allowances                                                         -                  -
                                                                            ----------      -------------
Net Revenue                                                                 $        -      $     3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                                  -                  -
Add: Purchases                                                                       -                  -
Add: Cost of Labor                                                                   -                  -
Add: Other Costs (attach schedule)                                                   -                  -
Less: Ending Inventory                                                               -                  -
Cost of Goods Sold                                                                   -                  -
                                                                            ----------      -------------
Gross Profit                                                                $        -      $     3,227.1
OPERATING EXPENSES
Advertising                                                                          -                  -
Auto and Truck Expense                                                               -                  -
Bad Debts                                                                            -                  -
Contributions                                                                        -                  -
Employee Benefits Programs                                                           -                  -
Insider Compensation*                                                                -                  -
Insurance                                                                            -                  -
Management Fees/Bonuses                                                              -                  -
Office Expense                                                                       -                  -
Pension & Profit-Sharing Plans                                                       -                  -
Repairs and Maintenance                                                              -                  -
Rent and Lease Expense                                                               -                  -
Salaries/Commissions/Fees                                                            -                  -
Supplies                                                                             -                  -
Taxes - Payroll                                                                      -                  -
Taxes - Real Estate                                                                  -                  -
Taxes - Other                                                                        -                  -
Travel and Entertainment                                                             -                  -
Utilities                                                                            -                  -
Other (attach schedule)                                                              -                2.8
                                                                            ----------      -------------
Total Operating Expenses Before Depreciation                                         -                2.8
Depreciation/Depletion/Amortization
                                                                            ----------      -------------
Net Profit (Loss) Before Other Income & Expenses                            $        -      $     3,224.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                       -                  -
Interest Expense                                                                     -                  -
Other Expense (attach schedule)                                                      -                  -
                                                                            ----------      -------------
Net Profit (Loss) Before Reorganization Items                               $        -      $     3,224.3
REORGANIZATION ITEMS
Professional Fees                                                                    -                  -
U. S. Trustee Quarterly Fees                                                         -                  -
Interest Earned on Accumulated Cash from Chapter 11 (see                             -                  -
continuation sheet)
Gain (Loss) from Sale of Equipment                                                   -                  -
Other Reorganization Expenses (attach schedule)                                      -                  -
                                                                            ----------      -------------
Total Reorganization Expenses                                                        -                  -
Income Taxes                                                                         -                  -
                                                                            ----------      -------------
Net Profit (Loss)                                                           $        -      $     3,224.3
                                                                            ==========      =============

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                            (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                           -------
                    Debtor               Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                                 BALANCE SHEET

                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH      PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                          $              -       $            5.5
Restricted Cash and Cash Equivalents (see
continuation sheet)                                                                       -
Accounts Receivable (Net)                                                          22,964.0               19,737.0
Notes Receivable                                                                  138,129.0              138,129.0
Inventories                                                                               -
Prepaid Expenses                                                                          -
Professional Retainers                                                                    -
Other Current Assets (attach schedule)                                                    -
                                                                           ----------------       ----------------
TOTAL CURRENT ASSETS                                                       $      161,093.0       $      157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                           ----------------       ----------------
TOTAL PROPERTY & EQUIPMENT                                                 $              -       $              -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                           ----------------       ----------------
TOTAL OTHER ASSETS                                                         $              -       $              -

TOTAL ASSETS                                                               $      161,093.0       $      157,871.5
                                                                           ================       ================

                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH      PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                          -                      -
Taxes Payable (refer to FORM MOR-4)                                                       -                      -
Wages Payable                                                                             -                      -
Notes Payable                                                                             -                      -
Rent / Leases - Building/Equipment                                                        -                      -
Secured Debt / Adequate Protection Payments                                               -                      -
Professional Fees                                                                         -                      -
Amounts Due to Insiders*                                                                  -                      -
Other Postpetition Liabilities (attach schedule)                                          -                      -
                                                                           ----------------       ----------------
TOTAL POSTPETITION LIABILITIES                                             $              -       $              -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                              -                      -
Priority Debt                                                                             -                      -
Unsecured Debt                                                                            -                      -
                                                                           ----------------       ----------------
TOTAL PRE-PETITION LIABILITIES                                             $              -       $              -

TOTAL LIABILITIES                                                          $              -       $              -
OWNER EQUITY
Capital Stock                                                                             -                      -
Additional Paid-In Capital                                                        106,817.7              106,817.7
Partners' Capital Account                                                                 -                      -
Owner's Equity Account                                                                    -                      -
Retained Earnings - Pre-Petition                                                   51,053.8               51,053.8
Retained Earnings - Postpetition                                                    3,221.5                      -
Adjustments to Owner Equity (attach schedule)                                             -                      -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                      -                      -
                                                                           ----------------       ----------------
NET OWNER EQUITY                                                           $      161,093.0       $      157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                       $      161,093.0       $      157,871.5
                                                                           ================       ================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-3
                                                                          (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------

                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                           MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                             Document    Explanation
REQUIRED DOCUMENTS                                                         Form No.          Attached     Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                No          No
   Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)        No          No
   Copies of bank statements                                                                    No          No
   Cash disbursements journals                                                                  No          No
Statement of Operations                                                    MOR-2                No          No
Balance Sheet                                                              MOR-3                Yes         No
Status of Postpetition Taxes                                               MOR-4                No          No
   Copies of IRS Form 6123 or payment receipt                                                   No          No
   Copies of tax returns filed during reporting period                                          No          No
Summary of Unpaid Postpetition Debts                                       MOR-4                No          No
   Listing of aged accounts payable                                                             No          No
Accounts Receivable Reconciliation and Aging                               MOR-5                No          No
Debtor Questionnaire                                                       MOR-5                No          No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                Date


_______________________________________
Signature of Joint Debtor                          Date


_______________________________________
Signature of Authorized Individual*                Date


John Reilly                                  President
-----------                                  ---------
Printed Name of Authorized Individual        Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------
Debtor                                   Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                             BANK RECONCILIATIONS

                         Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                               Operating             Payroll             Tax               Other
                                         #                    #                   #                  #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                     SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                         Date     Amount        Date    Amount     Date    Amount    Date    Amount

               -------------------------------------------------------------------------------------
                In connection with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
               -------------------------------------------------------------------------------------

CHECKS OUTSTANDING                          Ck. #    Amount        Ch. #   Amount     Ck. #   Amount    Ck. #   Amount

OTHER

                                                               FORM MOR-1(CON'T)
                                                                 (9/99)

In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------
Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                  Cumulative
REVENUES                                                                         Month          Filing to Date
Gross Revenues                                                                   $          -    $    3,549.8
Less: Returns and Allowances
                                                                                 ------------    ------------
Net Revenue                                                                      $          -    $    3,549.8

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                 ------------    ------------
Gross Profit                                                                     $          -    $    3,549.8

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                    1.0
Salaries/Commissions/Fees                                                                                 0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                     -             2.8
                                                                                 ------------    ------------
Total Operating Expenses Before Depreciation                                                -             4.5
Depreciation/Depletion/Amortization                                                         -            13.8
                                                                                 ------------    ------------
Net Profit (Loss) Before Other Income & Expenses                                 $          -    $    3,531.5

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                 ------------    ------------
Net Profit (Loss) Before Reorganization Items                                    $          -    $    3,531.5

REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                 ------------    ------------
Total Reorganization Expenses
Income Taxes
                                                                                 ------------    ------------
Net Profit (Loss)                                                                $          -    $    3,531.5
                                                                                 ============    ============

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                            (9/99)

In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------
                         Debtor
                                         Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                                 BALANCE SHEET

                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                                    $            6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                             -                         -
Accounts Receivable (Net)                                                          21,463.8                  17,914.0
Notes Receivable                                                                          -                         -
Inventories                                                                               -                         -
Prepaid Expenses                                                                          -                         -
Professional Retainers                                                                    -                         -
Other Current Assets (attach schedule)                                                    -                         -
                                                                           ----------------          ----------------
TOTAL CURRENT ASSETS                                                       $       21,463.8          $       17,920.5

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                            -                         -
Machinery and Equipment                                                                   -                         -
Furniture, Fixtures and Office Equipment                                                  -                         -
Leasehold Improvements                                                                    -                         -
Vehicles                                                                                  -                         -
Less Accumulated Depreciation                                                             -                         -
                                                                           ----------------          ----------------
TOTAL PROPERTY & EQUIPMENT                                                 $              -          $              -

OTHER ASSETS
Loans to Insiders*                                                                        -                         -
Other Assets (attach schedule)                                                            -                     170.0
                                                                           ----------------          ----------------
TOTAL OTHER ASSETS                                                         $              -          $          170.0

TOTAL ASSETS                                                               $       21,463.8          $       18,090.5
                                                                           ================          ================

                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
               LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH         PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                          -                         -
Taxes Payable (refer to FORM MOR-4)                                                       -                         -
Wages Payable                                                                             -                         -
Notes Payable                                                                             -                         -
Rent / Leases - Building/Equipment                                                        -                         -
Secured Debt / Adequate Protection Payments                                               -                         -
Professional Fees                                                                         -                         -
Amounts Due to Insiders*                                                                  -                         -
Other Postpetition Liabilities (attach schedule)                                          -                         -
                                                                           ----------------          ----------------
TOTAL POSTPETITION LIABILITIES                                             $              -          $              -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                              -                         -
Priority Debt                                                                             -                         -
Unsecured Debt                                                                            -                         -
                                                                           ----------------          ----------------
TOTAL PRE-PETITION LIABILITIES                                             $              -          $              -

TOTAL LIABILITIES                                                          $              -          $              -
OWNER EQUITY
Capital Stock                                                                             -                         -
Additional Paid-In Capital                                                              5.0                       5.0
Partners' Capital Account                                                                 -                         -
Owner's Equity Account                                                                    -                         -
Retained Earnings - Pre-Petition                                                   18,085.5                  18,085.5
Retained Earnings - Postpetition                                                    3,373.3                         -
Adjustments to Owner Equity (attach schedule)                                             -                         -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                      -                         -
                                                                           ----------------          ----------------
NET OWNER EQUITY                                                           $       21,463.8          $       18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                       $       21,463.8          $       18,090.5
                                                                           ================          ================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc.                  Case No. 01-1744
      ---------------------------------------                            ------

                                        Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)


                           MONTHLY OPERATING REPORT

   File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                             Document               Explanation
REQUIRED DOCUMENTS                                                         Form No.          Attached                 Attached
Schedule of Cash Receipts and Disbursements                              MOR-1                  No                       No
  Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)          No                       No
  Copies of bank statements                                                                     No                       No
  Cash disbursements journals                                                                   No                       No
Statement of Operations                                                  MOR-2                  No                       No
Balance Sheet                                                            MOR-3                  No                       No
Status of Postpetition Taxes                                             MOR-4                  No                       No
  Copies of IRS Form 6123 or payment receipt                                                    No                       No
  Copies of tax returns filed during reporting period                                           No                       No
Summary of Unpaid Postpetition Debts                                     MOR-4                  No                       No
  Listing of aged accounts payable                                                              No                       No
Accounts Receivable Reconciliation and Aging                             MOR-5                  No                       No
Debtor Questionnaire                                                     MOR-5                  No                       No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                         Date


_______________________________________
Signature of Joint Debtor                                   Date


_______________________________________
Signature of Authorized Individual*                         Date


John Reilly                                                 President
-----------                                                 ---------
Printed Name of Authorized Individual                       Title of Authorized
                                                            Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC                              Case No. 01-1746
      ----------------------------                                       -------

                                        Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                           MONTHLY OPERATING REPORT

           File with Court and submit copy to United States Trustee
                       within 20 days after end of month


Submit copy of report to any official committee appointed in the case.


                                                                                                 Document    Explanation
REQUIRED DOCUMENTS                                                          Form No.             Attached      Attached
Schedule of Cash Receipts and Disbursements                               MOR-1                     No            No
  Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)             No            No
  Copies of bank statements                                                                         No            No
  Cash disbursements journals                                                                       No            No
Statement of Operations                                                   MOR-2                     No            No
Balance Sheet                                                             MOR-3                     No            No
Status of Postpetition Taxes                                              MOR-4                     No            No
  Copies of IRS Form 6123 or payment receipt                                                        No            No
  Copies of tax returns filed during reporting period                                               No            No
Summary of Unpaid Postpetition Debts                                      MOR-4                     No            No
  Listing of aged accounts payable                                                                  No            No
Accounts Receivable Reconciliation and Aging                              MOR-5                     No            No
Debtor Questionnaire                                                      MOR-5                     No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                          Date


_______________________________________
Signature of Joint Debtor                                    Date


_______________________________________
Signature of Authorized Individual*                          Date


John Reilly                                                  President
-----------                                                  ---------
Printed Name of Authorized Individual                        Title of Authorized
                                                             Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Zany Brainy Direct LLC                                    Case No. 01-1745
      ----------------------                                             -------

                                        Reporting Period: Fiscal February, 2002
                                             (February 3, 2002 to March 2, 2002)

                           MONTHLY OPERATING REPORT

           File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                   Document    Explanation
REQUIRED DOCUMENTS                                                            Form No.             Attached      Attached
Schedule of Cash Receipts and Disbursements                                 MOR-1                     No            No
  Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)             No            No
  Copies of bank statements                                                                           No            No
  Cash disbursements journals                                                                         No            No
Statement of Operations                                                     MOR-2                     No            No
Balance Sheet                                                               MOR-3                     No            No
Status of Postpetition Taxes                                                MOR-4                     No            No
  Copies of IRS Form 6123 or payment receipt                                                          No            No
  Copies of tax returns filed during reporting period                                                 No            No
Summary of Unpaid Postpetition Debts                                        MOR-4                     No            No
  Listing of aged accounts payable                                                                    No            No
Accounts Receivable Reconciliation and Aging                                MOR-5                     No            No
Debtor Questionnaire                                                        MOR-5                     No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                         Date


_______________________________________
Signature of Joint Debtor                                   Date


_______________________________________
Signature of Authorized Individual*                         Date


John Reilly                                                 President
-----------                                                 ---------
Printed Name of Authorized Individual                       Title of Authorized
                                                            Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                     (9/99)